SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event Reported):
                                  April 22, 2003

                             1-800-FLOWERS.COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                           Delaware 0-26841 11-3117311
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            (State or Other Jurisdiction of (Commission File Number)
             (I.R.S. Employer Identification Incorporation) Number)

                               1600 Stewart Avenue
                            Westbury, New York 11590
                                 (516) 237-6000
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)


The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of 1-800-FLOWERS.COM, Inc. under the Securities Act of 1933, as amended.


Item 7. Financial Statements and Exhibits.


        The following exhibit is furnished as part of this report:

99.1
Press release of 1-800-FLOWERS.COM, Inc., dated April 22, 2003, announcing results of operations and financial condition for its fiscal 2003 third quarter ended March 30, 2003.

Item 9. Regulation FD Disclosure


        On April 22, 2003, 1-800-FLOWERS.COM, Inc. announced its results of operations and financial condition for its fiscal third quarter ended March 30, 2003. Attached hereto as Exhibit 99.1 is a copy of the press release. In accordance with SEC Release No. 33-8216, the information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and compliance with the Item 12 requirement is met by including such disclosure under this Item 9.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           1-800-FLOWERS.COM, INC.


DATE:  April 25, 2003       By: /s/ William E. Shea
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                                 William E.Shea
                           Chief Financial Officer
                           Senior Vice-President-Finance
                               and Administration





                                 Exhibit Index


Exhibit
Number      Description

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99.1        Press release of 1-800-FLOWERS.COM,  Inc., dated April 22, 2003, announcing results of operations and financial condition for its fiscal 2003 third quarter ended March 30, 2003.